UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 14, 2020
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE, SAN JOSE, CA	95002
(Address of principal executive offices)	(Zip code)

(650)	687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company.
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01   Other Events.

On July 14, 2020, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) launched and priced an offering of $1,000,000,000 aggregate principal amount of 1.450% notes due April 2024 and $750,000,000 aggregate principal amount of 1.750% notes due April 2026 (collectively, the “Notes”) pursuant to an underwriting agreement dated July 14, 2020 (the “Underwriting Agreement”) among Hewlett Packard Enterprise and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 therein. The offering closed on July 17, 2020. The offer and sale of the Notes was registered under Hewlett Packard Enterprise’s registration statement on Form S-3 filed on December 15, 2017 (File No. 333-222102). Hewlett Packard Enterprise intends to use the net proceeds of the offering, together with cash on hand, to fund the redemption of the 2020 Notes (as defined below) and to pay related fees and expenses.

The Notes are Hewlett Packard Enterprise’s senior unsecured obligations and rank equally in right of payment with all of Hewlett Packard Enterprise’s existing and future senior unsecured indebtedness.

In connection with the issuance of the Notes, on July 17, 2020, Hewlett Packard Enterprise entered into the seventeenth supplemental indenture and the eighteenth supplemental indenture (collectively, the “Supplemental Indentures”) to the indenture (the “Indenture”), dated as of October 9, 2015, between Hewlett Packard Enterprise and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Copies of the Underwriting Agreement, the Indenture and the Supplemental Indentures, each including the form of Note attached thereto, are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report and are incorporated herein by reference. A copy of the legal opinion of Gibson, Dunn & Crutcher LLP relating to the Notes is attached hereto as Exhibit 5.1.

On July 17, 2020, Hewlett Packard Enterprise also issued a press release announcing that it will redeem all $3 billion aggregate principal amount of its outstanding 3.600% Senior Notes due 2020, CUSIP Numbers: 42824CAE9, 42824CAG4, U42832AE2 (the “2020 Notes”), on August 17, 2020 (the “Redemption Date”). The 2020 Notes will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the 2020 Notes to be redeemed and (ii) the sum of the present value of the remaining scheduled payments of principal and interest thereon that would be due if the 2020 Notes matured on September 15, 2020 (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis, plus a “make-whole” premium determined pursuant to the terms of the indenture governing the 2020 Notes and accrued but unpaid interest to, but not including, the Redemption Date.

Hewlett Packard Enterprise has instructed The Bank of New York Mellon Trust Company, N.A., as the trustee for the 2020 Notes, to distribute a notice of redemption to all registered holders of the 2020 Notes on July 17, 2020. Copies of such notice of redemption and additional information relating to the procedure for redemption of the 2020 Notes may be obtained from The Bank of New York Mellon Trust Company, N.A. A copy of the press release announcing the redemption of the 2020 Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “aim,” “will,” “should” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to the scope and duration of the novel coronavirus pandemic (“COVID-19”) and its impact on our business, operations, liquidity and capital resources, employees, customers, partners, supply chain, financial results and the world economy; any projections of revenue, margins, expenses, effective tax rates, the impact of the U.S. Tax Cuts and Jobs Act of 2017, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, as well as the execution of transformation and restructuring plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise’s international operations (including pandemics and public health problems, such as the outbreak of COVID-19); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients and partners, including any impact thereon resulting from events such as the COVID-19 pandemic; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of any transformation or restructuring plans, including estimates and assumptions related to the costs and anticipated benefits of implementing the transformation and restructuring plans; the effects of the U.S. Tax Cuts and Jobs Act and related guidance and regulations that may be implemented; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s other filings with the Securities and Exchange Commission, including but not limited to the risks described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, Hewlett Packard Enterprise’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020 and April 30, 2020, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01   Financial Statements and Exhibits.

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of July 14, 2020, among Hewlett Packard Enterprise and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 therein.

4.1
Senior Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Hewlett Packard Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2015).

4.2
Seventeenth Supplemental Indenture, dated as of July 17, 2020, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 1.450% notes due 2024.

4.3
Eighteenth Supplemental Indenture, dated as of July 17, 2020, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 1.750% notes due 2026.

4.4	Form of 1.450% notes due 2024 (contained in Exhibit 4.2).
4.5	Form of 1.750% notes due 2026 (contained in Exhibit 4.3).
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).
99.1	Press Release of Hewlett Packard Enterprise Company, dated July 17, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: July 17, 2020	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Assistant Secretary